SPARX FUNDS TRUST
SPARX Japan Fund

Supplement to Prospectus
dated February 28, 2007

The following information replaces the similar information in “The Fund” under the sub-heading “Management – Investment adviser and sub-investment adviser”:

The fund’s co-portfolio managers are Shuhei Abe and Masakazu Takeda.

Mr. Abe began SPARX Group in 1989 with the establishment of SPARX Japan. He founded SPARX USA in 1994 and has been a portfolio manager of the fund since its inception. Mr. Abe is Chief Investment Officer of SPARX Japan. In this capacity he is responsible for setting SPARX Japan’s policy on general market trends, the investment research and selection process, and the overall investment direction of SPARX Japan. Mr. Abe began his career as an analyst for Nomura Research Institute (Japan) where he worked until 1982. From 1982 to 1985, he worked in Japanese equity sales for Nomura Securities International (New York). In 1985, he formed Abe Capital Research where he managed Japanese equity investments for U.S. and European investors. Mr. Abe holds an MBA from Babson College and a BA in economics from Sophia University.

Mr. Takeda has been the fund’s co-portfolio manager since November 2006 and is responsible for day-to-day investment decisions. Mr. Takeda is an analyst and fund manager of SPARX Japan, which he joined in 1999. Prior to joining SPARX Japan, Mr. Takeda was employed by the Long Term Credit Bank of Japan (currently Shinsei Bank) and LTCB Warburg (now UBS Securities). Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the fund is contained in the fund’s statement of additional information.

The following paragraph replaces the first paragraph on the back cover in its entirety:

The fund will publicly disclose its ten largest holdings and sector weights as reported on a month-end basis and quarterly portfolio commentary discussing certain fund holdings during that quarter, on its website at the following Internet address: www.sparxfunds.com, under “Fact Sheets”, “Top Holdings & Sector Allocation” and “Manager Commentary,” approximately 10 days after such month end or quarter end, as applicable. In addition, the fund will publicly disclose its full portfolio holdings on a month-end basis approximately 90 days after such month end at www.sparxfunds.com under “Top Holdings & Sector Allocation.” The information will remain accessible at least until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. For month-ends at fiscal quarter-ends, portfolio holdings are disclosed within 60 days of month-end (for the first and third fiscal quarters) in the fund’s filings on Form N-Q and within 70 days of month-end (for the second and fourth fiscal quarters) in the fund’s filings on Form N-CSR.

Dated: April 18, 2007